UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 10, 2018

Welltower Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-8923	34-1096634
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4500 Dorr Street, Toledo, Ohio	43615
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (419) 247-2800

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On April 10, 2018, Welltower Inc. (the “Company”) issued $550,000,000 aggregate principal amount of the Company’s 4.250% notes due 2028 (the “Notes”) pursuant to an automatic shelf registration statement of the Company on Form S-3 (File No. 333-203802) filed with the Securities and Exchange Commission on May 1, 2015. The Notes were sold pursuant to an Underwriting Agreement, dated as of April 3, 2018, between the Company and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Deutsche Bank Securities Inc. and MUFG Securities Americas Inc. as representatives of the several underwriters.

The Notes were issued under an Indenture between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), dated as of March 15, 2010 (the “Indenture”), as supplemented by Supplemental Indenture No. 13 between the Company and the Trustee, dated as of April 10, 2018 (the “Supplemental Indenture”). The Notes bear interest at a rate of 4.250% per year, payable semi-annually in arrears on April 15 and October 15 of each year, commencing October 15, 2018. The Notes mature on April 15, 2028.

The foregoing description of the Indenture, the Supplemental Indenture and the Notes is qualified in its entirety by reference to the Indenture, the Supplemental Indenture and the form of global note, attached hereto as Exhibits 4.1, 4.2 and 4.3, respectively, and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

1.1	Underwriting Agreement, dated as of April 3, 2018, between Welltower Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Deutsche Bank Securities Inc. and MUFG Securities Americas Inc. as representatives of the several underwriters.

4.1	Indenture, dated as of March 15, 2010, between the Company and the Trustee (filed with the Securities and Exchange Commission as Exhibit 4.1 to the Company’s Form 8-K filed March 15, 2010, and incorporated herein by reference thereto).

4.2	Supplemental Indenture No. 13, dated as of April 10, 2018 between the Company and the Trustee.

4.3	Form of Global Note due 2028 (included in Exhibit 4.2 hereto).

5	Opinion of Gibson, Dunn & Crutcher LLP.

8	Tax Opinion of Arnold & Porter LLP.

23.1	Consent of Gibson, Dunn & Crutcher LLP to the use of their opinion as an exhibit to this Form 8-K is included in their opinion filed herewith as Exhibit 5.

23.2	Consent of Arnold & Porter LLP to the use of their opinion as an exhibit to this Form 8-K is included in their opinion filed herewith as Exhibit 8.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLTOWER INC.

By:	/s/ Matthew McQueen
Name: Matthew McQueen
Title: Senior Vice President – General Counsel & Corporate Secretary

Dated: April 10, 2018